Fourth Quarter 2020   Investor Presentation

2   Forward-Looking Statements   This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the   meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or   that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “may increase,” “may fluctuate,” “will   likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical   facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current   beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and   competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business   strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material.   Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place   undue reliance on these forward-looking statements, which speak only as of the date they are made.   Currently, the most important factor that could cause Renasant’s actual results to differ materially from those in forward-looking statements is the continued impact of the   COVID-19 pandemic and related governmental measures to respond to the pandemic on the U.S. economy and the economies of the markets in which we operate and our   participation in government programs related to the pandemic. In this presentation, we have addressed the historical impact of the pandemic on our operations and set forth   certain expectations regarding the COVID-19 pandemic’s future impact on our business, financial condition, results of operations, liquidity, asset quality, capital, cash flows and   prospects. We believe these statements about future events and conditions in light of the COVID-19 pandemic are reasonable, but these statements are based on assumptions   regarding, among other things, how long the pandemic will continue, the pace at which the COVID-19 vaccine can be distributed and administered to residents of the markets   we serve and the United States generally, the duration, extent and effectiveness of the governmental measures implemented to contain the pandemic and ameliorate its impact   on businesses and individuals throughout the United States, and the impact of the pandemic and the government’s virus containment measures on national and local economies,   all of which are out of our control. If the assumptions underlying these statements about future events prove to be incorrect, Renasant’s business, financial condition, results of   operations, liquidity, asset quality, capital, cash flows and prospects may be materially different from what is presented in our forward-looking statements.   Important factors other than the COVID-19 pandemic currently known to us that could cause actual results to differ materially from those in forward-looking statements   include the following: (i) our ability to efficiently integrate acquisitions into operations, retain the customers of these businesses, grow the acquired operations and realize the   cost savings expected from an acquisition to the extent and in the timeframe management anticipated; (ii) the effect of economic conditions and interest rates on a national,   regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive   pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (v) the   financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards, such as the adoption of the   CECL model on January 1, 2020; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) our potential growth, including   our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of our loan or investment   portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xi) an insufficient allowance for credit losses as a result   of inaccurate assumptions; (xii) general economic, market or business conditions, including the impact of inflation; (xiii) changes in demand for loan products and financial   services; (xiv) concentration of credit exposure; (xv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvi) increased   cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xvii) civil unrest, natural disasters, epidemics and other catastrophic events in   our geographic area; (xviii) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond our control. The COVID-19   pandemic has exacerbated, and is likely to continue to exacerbate, the impact of any of these factors on us.   Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are   urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, which are available at   investors.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking   statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time,   except as required by federal securities laws.

3   Business model prioritizing   core funding, asset quality   and capital strength   Operate in attractive, high   growth markets throughout   the Southeast   History of organic growth   and opportunistic   acquisitions   Focused on improving   operating leverage   Who We Are

Overview   Note: Financial data as of December 31, 2020   (1) Total revenue is calculated as net interest income plus noninterest income.   Company Snapshot Loans and Deposits by State   Assets: $14.9 billion   Loans: 10.9   Deposits: 12.1   Equity: 2.1   4   MS   24%   AL   19%   FL   4%   GA   33%   TN   20%   Loans   MS   38%   AL   12%FL   3%   GA   34%   TN   13%   Deposits   71%   3%   24%   2%   YTD Total Revenue(1)   Community Bank Wealth Management   Mortgage Insurance

5   Renasant Footprint   Branch (168)   Loan Production Office (7)   Mortgage (21)   Insurance (8)   Financial Services (2)   Jackson   Mobile   Knoxville   Chattanooga   Greensboro   Raleigh   Columbia   Nashville   Winston-Salem   Montgomery   Birmingham   Columbus   Charlotte   Jacksonville   Memphis   Orlando   Huntsville   Tallahassee   Atlanta   Wilmington   Charleston   Savannah   Tupelo   MISSISSIPPI ALABAMA   TENNESSEE   GEORGIA   FLORIDA   SOUTH CAROLINA   NORTH CAROLINA   ARKANSAS   LOUISIANA   55   20   65   10   65   75   20   95   95   85   77   95   81   7524   40   59   40Greenville   Over 200 banking, lending, wealth management and insurance offices

Fourth Quarter Highlights   6   • Adjusted Pre-Provision Net Revenue (1) was $57.39 million, with net income of   $31.52 million   • Mortgage banking income was $39.76 million   • Incurred $7.37 million in restructuring charges related to efficiency initiatives   to better align our workforce and branch network and $2.04 million in swap   termination charges   • Allowance for credit losses to total loans, excluding Paycheck Protection   Program (“PPP”) loans, increased to 1.80%   • Net charge-offs were $954 thousand and the ratio of nonperforming loans to   total loans (excluding PPP loans) was 0.57%(2)   • Total loans on deferral represented 1.5% of total loans (excluding PPP loans)   as of December 31, 2020   (1) Adjusted Pre-Provision Net Revenue is a non-GAAP financial measure. See slide 34 in the appendix for a description of the exclusions and a reconciliation of this   non-GAAP financial measure to GAAP.   (2) The ratio of nonperforming loans to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 43 for a reconciliation of this non-GAAP   financial measure to GAAP.

Financial Condition

$1,233   $1,515   $2,044 $2,126 $2,133   $0   $500   $1,000   $1,500   $2,000   $2,500   2016 2017 2018 2019 2020   $7,059 $7,921   $10,129 $10,213   $12,060   $0   $2,000   $4,000   $6,000   $8,000   $10,000   $12,000   $14,000   2016 2017 2018 2019 2020   $6,203   $7,620   $9,083 $9,690   $10,933   $9,804   $1,129   0   2000   4000   6000   8000   10000   12000   $0   $2,000   $4,000   $6,000   $8,000   $10,000   $12,000   2016 2017 2018 2019 2020   $8,700 $9,830   $12,935 $13,401   $14,930   $0   $2,000   $4,000   $6,000   $8,000   $10,000   $12,000   $14,000   $16,000   2016 2017 2018 2019 2020   Balance Sheet Growth   8   Total Assets Total Loans excluding Loans Held for Sale   Total Deposits Total Equity   1 Green bar represents PPP loans outstanding as of December 31, 2020   Note: Dollars in millions   PPP 1

Tangible Book Value Per Share*   9   *Tangible Book Value Per Share is a non-GAAP financial measure. See slide 42 in the appendix for descriptions of exclusions and reconciliations of this non-GAAP financial   measure to GAAP.   $11.51   $13.13   $13.95   $16.65   $17.83   $18.21   $20.20   $20.69   2013 2014 2015 2016 2017 2018 2019 2020

Loans and Yields   10Note: Dollars in millions   * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio.   ** Core Loan Yield is a non-GAAP financial measure. See slide 39 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP.   $9,690 $9,769   $10,997 $11,085 $10,933   5.11%   4.93%   4.31%   4.06%   4.10%   4.82%   4.69%   4.24%   4.09%   4.03%   4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   1-4 Family Mortgage Commercial Mortgage Construction   Other* C&I PPP   Loan Yield Core Loan Yield**

Loan Portfolio Composition   Const   9%   1-4 Family   27%   Land Dev   2%   Non Owner   Occupied   24%   Multifamily   4%   Owner   Occupied   17%   C&I   14%   Consumer   and Leases   3%   *Chart excludes PPP loans of $1.1 billion   At December 31, 2020, loans held for investment   totaled $10.9 billion   11   • Legacy of proactive portfolio management and   conservative credit underwriting   • Granular loan portfolio:   o Average loan size is approximately $113,000   o Diversified commercial portfolio   • Approximately 93% of loans are in footprint   • Rate sensitivity, excluding PPP:   • 36% variable rate   • 13% adjustable rate   • 51% fixed rate   Loan Portfolio Highlights as of December 31, 2020

Diversified Commercial Loan Portfolio   $7.04 Billion(1) of Commercial Loans   12Note: Financial data as of December 31, 2020   (1) Excludes PPP loans   Construction, $704, 10%   Retail Trade, $791, 11%   Real Estate and Rental and Leasing,   $773, 11%   Office, $606, 9%   Health Care and Social   Assistance, $759, 11%   Multi Family, $607, 9%   Hospitality & Accommodations, $346, 5%   Manufacturing, $364, 5%   Finance and Insurance, $309, 4%   Restaurants & Food Services, $252, 4%   C-Store, $235, 3%   Transportation and Warehousing, $251, 3%   Industries < 3% of   Portfolio, $1,042, 15%   *Dollars in millions

ADC and CRE Loan Concentration Levels   13   ADC Loans as a Percentage of   Total Bank Risk Based Capital   CRE Loans (Const. & Perm) as a Percentage of   Total Bank Risk Based Capital   78% 79%   83% 83% 81%   78%   73%   76%   0%   20%   40%   60%   80%   100%   0%   50%   100%   150%   200%   250%   300%

Deposit Mix and Pricing   14   Note: Dollars in millions   $10,213 $10,412   $11,846 $11,934 $12,060   0.76%   0.72%   0.49%   0.40%   0.33%   4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Noninterest-bearing Interest-bearing Savings Time Cost of deposits

Core Deposit Funding   31%   48%   7%   11%   3%   Noninterest-bearing Interest-bearing   Savings Time < $250,000   Time > $250,000   Cost of Funds 2019 2020   Noninterest-bearing demand - -   Interest-bearing demand 0.86% 0.45%   Savings 0.19% 0.10%   Time deposits 1.71% 1.50%   Borrowed funds 4.17% 2.26%   Total Cost of funds 0.93% 0.59%   • 97% of total deposits are considered core deposits (all   deposits other than time deposits > $250,000)   • Brokered deposits represent less than 0.01% of total   deposits   • Over $800M of deposits are scheduled to reprice over   the next six months   15   Deposits as of December 31, 2020 ($12.1 Billion)

Capital Position   16   Tier 1   $1,306   Tier 2   $347   Regulatory Capital as of December 31, 2020   • $50 million stock repurchase program in effect until   October 2021.   • Consistent dividend payment history including   through the 2008 financial crisis and COVID-19   pandemic.   • In September 2020, the Company issued $100 million   4.50% fixed-to-floating rate subordinated notes due   2035 that qualify as tier 2 capital.   • Callable subordinated debt in 2021:   • July 2021 - $15 million 6.50% fixed-to-floating   rate subordinated notes   • September 2021 - $60 million 5.00% fixed-to-   floating rate subordinated notes   Capital Highlights   Subordinated   Notes $212   ACL $135   Trust Preferred   $107   Common   Equity Tier 1   $1,199   1   Note: Dollars in millions

Strong Capital Position   17   * Tangible Common Equity is a non-GAAP financial measure. See slide 41 in the appendix for a description of the exclusions and a reconciliation of this   non-GAAP financial measure to GAAP.   Ratio 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Minimum to be Well   Capitalized   Tangible Common   Equity*   9.25% 8.48% 7.97% 8.19% 8.33% N/A   Leverage 10.37 9.90 9.12 9.17 9.37 5.00%   Tier 1 Risk Based 12.14 11.63 11.69 11.79 11.91 8.00   Total Risk Based 13.78 13.44 13.72 14.89 15.07 10.00   Tier 1 Common   Equity   11.12 10.63 10.69 10.80 10.93 6.50   PPP impact as of December 31, 2020:   Tangible common equity* 73 bps   Leverage ratio 92 bps   Capital Ratios

Dividend History   18   Annually Quarterly    $0.00   $0.10   $0.20   $0.30   $0.40   $0.50   $0.60   $0.70   $0.80   $0.90   $1.00   $0.00   $0.05   $0.10   $0.15   $0.20   $0.25

Asset Quality

2.41%   0.00%   1.00%   2.00%   3.00%   4.00%   $-   $50,000   $100,000   $150,000   $200,000   $250,000   $300,000   4Q   2019   1Q   2020   2Q   2020   3Q   2020   4Q   2020   Classified Loans/Total Loans(1)   Classified Loans % of Total Loans, excl. PPP   ($ in thousands)   0.27%   0.00%   0.50%   1.00%   1.50%   2.00%   $-   $25,000   $50,000   $75,000   $100,000   4Q   2019   1Q   2020   2Q   2020   3Q   2020   4Q   2020   Loans 30-89 Days Past Due/   Total Loans(1)   30-89 DPD % of Total Loans, excl. PPP   ($ in thousands)   Asset Quality   (1) The ratio of loans 30-89 days past due to total loans excluding PPP and the ratio of classified loans to total loans excluding PPP are non-GAAP financial measures. See   slide 43 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP.   20

0.45%   0.00%   0.50%   1.00%   1.50%   2.00%   2.50%   3.00%   $-   $25,000   $50,000   $75,000   $100,000   $125,000   $150,000   4Q   2019   1Q   2020   2Q   2020   3Q   2020   4Q   2020   NPAs/Total Assets(1)   Nonperforming loans OREO % of Assets   ($ in thousands)   0.04%   0.00%   0.10%   0.20%   0.30%   0.40%   $-   $5,000   $10,000   $15,000   $20,000   4Q   2019   1Q   2020   2Q   2020   3Q   2020   4Q   2020   Net Charge-offs/Average Loans(1)   Net charge-offs % of Avg Loans   ($ in thousands)   Asset Quality   (1) Nonperforming assets to total assets excluding PPP loans and net charge-offs to average loans excluding PPP loans are non-GAAP financial measures. See slide 44 in the   appendix for a reconciliation of these non-GAAP financial measures to GAAP.   21

1.80%   0.00%   0.50%   1.00%   1.50%   2.00%   $-   $20,000   $40,000   $60,000   $80,000   $100,000   $120,000   $140,000   $160,000   $180,000   4Q   2019   1Q   2020   2Q   2020   3Q   2020   4Q   2020   Allowance/Total Loans   Allowance % of Total Loans, excl. PPP*   ($ in thousands) 0%   100%   200%   300%   400%   500%   $-   $20,000   $40,000   $60,000   $80,000   $100,000   $120,000   $140,000   $160,000   $180,000   4Q   2019   1Q   2020   2Q   2020   3Q   2020   4Q   2020   Allowance/Nonperforming Loans   Allowance % of Total NPLs   ($ in thousands)   • Adopted CECL effective January 1, 2020.   • Loan purchase discount of $25.9 million (26 bps of total loans excl. PPP) remaining as of December 31, 2020.   • 2.06% total loss absorption capacity (total allowance plus loan purchase discount remaining) as of December 31,   2020 excluding PPP loans.   Asset Quality   22* Allowance to total loans excluding PPP is a non-GAAP financial measure. See slide 43 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP.

ACL Summary   ($ in thousands) ACL   ACL as a %   of Loans ACL   ACL as a %   of Loans ACL   ACL as a %   of Loans ACL   ACL as a %   of Loans ACL   ACL as a %   of Loans   SBA Paycheck Protection Program - - - - - - - - - -   Commercial, Financial, Agricultural 22,009$ 1.61 25,937$ 1.82 30,685$ 2.26 38,195$ 2.85 39,399$ 2.80   Lease Financing Receivables 1,431 1.75 1,588 1.88 1,812 2.24 1,832 2.21 1,624 2.14   Real Estate - 1-4 Family Mortgage 24,128 0.84 27,320 0.96 29,401 1.05 32,705 1.18 32,165 1.19   Real Estate - Commercial Mortgage 29,283 0.69 44,237 1.03 60,061 1.36 70,582 1.54 75,759 1.66   Real Estate - Construction 8,534 1.03 10,924 1.39 12,538 1.58 13,819 1.79 16,047 1.87   Installment loans to individuals 9,261 3.06 10,179 3.21 10,890 3.83 10,965 4.51 11,150 5.32   Allowance for Credit Losses on Loans 94,646 0.98 120,185 1.23 145,387 1.32 168,098 1.52 176,144 1.61   Allowance for Credit Losses on Deferred Interest - - - - 1,500   Reserve for Unfunded Commitments 11,335 14,735 17,335 20,035 20,535   Total Allowance for Credit Losses 105,981$ 134,920$ 162,722$ 188,133$ 198,179$   ACL on Total Loans excluding PPP loans* 0.98 1.23 1.50 1.72 1.80   12/31/20201/1/2020 3/31/2020 9/30/20206/30/2020   $26,350 $26,900   $23,100   $10,500   $3,400 $2,600 $2,700   $500   1Q 2020 2Q 2020 3Q 2020 4Q 2020   Credit Costs   Provision for Credit Losses Expense for Unfunded Cmmt   (in thousands)   23* Allowance to total loans excluding PPP is a non-GAAP financial measure. See slide 43 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP.

Profitability

Net Income & Adjusted Pre-   Provision Net Revenue*   25   $38.4   $2.0   $20.1   $30.0 $31.5   $49.6   $45.0   $65.6 $63.2   $57.4   1.49%   1.34%   1.79%   1.68%   1.53%   4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Net Income Adj. PPNR (non-GAAP) Adj. PPNR /Avg. Assets (non-GAAP)   Note: Dollars in millions   *Adjusted Pre-Provision Net Revenue and Adjusted PPNR/Average Assets are non-GAAP financial measures. See slides 34 and 35 in the appendix for a description of the   exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Diluted Earnings per Share   26   $.67   $.04   $.36   $.53   $.56   $.65   $.20   $.52 $.53   $.68   $-   $0.10   $0.20   $0.30   $0.40   $0.50   $0.60   $0.70   4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   EPS (GAAP) EPS Adjusted (non-GAAP)*   * Diluted earnings per share (adjusted) is a non-GAAP financial measure. See slide 36 in the appendix for a description of exclusions and a reconciliation of this non-GAAP   financial measure to GAAP.

Profitability Ratios   27   7.15%   0.38%   3.85%   5.63% 5.88%   13.41%   4.41%   11.01% 10.81%   13.52%   0.00%   2.00%   4.00%   6.00%   8.00%   10.00%   12.00%   14.00%   16.00%   4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   ROE (GAAP) ROTCE (Adjusted) (non-GAAP)*   * ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. See slides 35 and 37 in the appendix for a description of the exclusions and a reconciliation   of these non-GAAP financial measures to GAAP.   1.16%   0.06%   0.55%   0.80%   0.84%   1.13%   0.33%   0.80% 0.79%   1.02%   0.00%   0.20%   0.40%   0.60%   0.80%   1.00%   1.20%   1.40%   4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   ROAA (GAAP) ROAA (Adjusted) (non-GAAP)*   Return on Average Tangible Common Equity   (Adjusted) (ROTCE)   Return on Average Assets (ROAA)

Net Interest Income (FTE) & Net   Interest Margin   28   $110.9 $108.3 $107.5 $107.9 $110.0   3.90%   3.75%   3.38% 3.29% 3.35%3.66% 3.56%   3.26% 3.23% 3.22%   4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)*   Note: Dollars in millions   *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. See slide 38 in the appendix for a description of exclusions and a   reconciliation of these non-GAAP financial measures to GAAP.

Note: Dollars in thousands   $37,456 $37,570   $64,170   $70,928   $62,864   4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Service Charges Fees and Commissions   Insurance Wealth Management   Mortgage Banking Securities Gains   Other   Noninterest Income   29   MORTGAGE HIGHLIGHTS 4Q19 3Q20 4Q20   Locked Volume $0.9 bill $1.7 bill $1.4 bill   Wholesale % 43 41 41   Retail % 57 59 59   Purchase % 59 55 50   Refinance % 41 45 50   ($ in thousands) 4Q19 3Q20 4Q20   Gain on sales of loans, net 10,438$ 45,985$ 36,080$   Fees, net 3,023 5,367 5,318   Mortgage servicing income, net 408 (2,466) (3,606)   MSR valuation adjustment 1,296 828 1,968   Mortgage banking income, net 15,165$ 49,714$ 39,760$

64%   79%   69%   65%   71%   64%   69%   61% 63% 64%   Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020   Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)*   Efficiency Ratio   30   Note: Dollars in millions   *Adjusted Efficiency Ratio is a non-GAAP financial measure. See slide 40 in the appendix for a description of exclusions and a reconciliation of this non-   GAAP financial measure to GAAP.

Appendix

Loan Deferral Program   • As of December 31, 2020, approximately 1.5% of the total loan portfolio, excluding PPP loans,   is under the deferral program   Deferral Amount   Average Balance   Deferred   Category ($ in millions) ($ in thousands)   Commercial, Financial, Agricultural $ 3 $ 202   Real Estate - 1-4 Family Mortgage 114 212   Installment loans to individuals 3 11   Real Estate - Commercial Mortgage 24 1,040   Real Estate - Construction 1 213   Total $ 145 $ 160   32   Deferrals by Category as of December 31, 2020

COVID-19 Impacted Portfolios   • Early identification of portfolios that may be more sensitive to COVID-19 related   impacts   • Proactively reached out to clients to understand the potential impact on their business   activities   • Identified Hospitality and Healthcare as more sensitive to the negative impacts of   COVID-19 as of December 31, 2020   Impacted Portfolios   Loan Portfolio   (By NAICS Code)   Portfolio   Amount ($ in   millions)   Percentage of   Total Loan   Portfolio(1)   Percentage of   Portfolio   Deferred(1)   Percentage of   Portfolio in   Special Mention   Percentage of   Portfolio   Classified   Percentage of   Portfolio   Nonperforming   Hospitality $346 3.5 2.6 14.4 14.1 0.0   Healthcare 759 7.7 1.1 3.3 5.3 2.0   33   (1) Excludes PPP loans.

Reconciliation of Non-GAAP Disclosures   Adjusted Pre-Provision Net Revenue   34   $ in thousands 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Net income (GAAP) 38,415$ 2,008$ 20,130$ 29,992$ 31,521$   Income taxes 9,424 773 4,637 7,612 6,818   Provision for credit losses (including unfunded commitments) 2,950 29,750 29,500 25,800 11,000   Pre-provision net revenue (non-GAAP) 50,789$ 32,531$ 54,267$ 63,404$ 49,339$   Merger and conversion expense 76 - - - -   Debt prepayment penalties - - 90 28 3   MSR valuation adjustment (1,296) 9,571 4,951 (828) (1,968)   Restructuring charges - - - - 7,365   Swap termination charges - - - - 2,040   COVID-19 related expenses(1) - 2,903 6,257 570 613   Adjusted pre-provision net revenue (non-GAAP) 49,569$ 45,005$ 65,565$ 63,174$ 57,392$   (1) Primarily consists of employee overtime and employee benefit accruals directly related to the response to the pandemic and federal legislation enacted to address the   pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and   cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning.

Reconciliation of Non-GAAP Disclosures   35   $ in thousands 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Net income (GAAP) 38,415$ 2,008$ 20,130$ 29,992$ 31,521$   Merger and conversion expense 76 - - - -   Debt prepayment penalties - - 90 28 3   MSR valuation adjustment (1,296) 9,571 4,951 (828) (1,968)   Restructuring charges - - - - 7,365   Swap termination charges - - - - 2,040   COVID-19 related expenses(1) - 2,903 6,257 570 613   Tax effect of adjustments noted above(2) 241 (3,467) (2,065) 50 (1,443)   Net income with exclusions (non-GAAP) 37,436$ 11,015$ 29,363$ 29,812$ 38,131$   Adjusted pre-provision net revenue (non-GAAP)(3) 49,569$ 45,005$ 65,565$ 63,174$ 57,392$   Total average assets 13,157,843$ 13,472,550$ 14,706,027$ 14,928,159$ 14,898,055$   Return on Average Assets (GAAP) 1.16% 0.06% 0.55% 0.80% 0.84%   Return on Average Assets with Exclusions (non-GAAP) 1.13% 0.33% 0.80% 0.79% 1.02%   Adjusted pre-provision net revenue/Average assets (non-GAAP) 1.49% 1.34% 1.79% 1.68% 1.53%   (1) See footnote 1 on slide 34 for an explanation of the types of expenses included in the COVID-19 related expenses line item.   (2) Tax effect is calculated based on the respective periods effective tax rate.   (3) See slide 34 for reconciliation of Adjusted pre-provision net revenue.   Return on Average Assets (Adjusted) and Adjusted Pre-Provision   Net Revenue/Average Assets

Reconciliation of Non-GAAP Disclosures   36   Diluted Earnings Per Share   $ in thousands 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Net income (GAAP) 38,415$ 2,008$ 20,130$ 29,992$ 31,521$   Merger and conversion expense 76 - - - -   Debt prepayment penalties - - 90 28 3   MSR valuation adjustment (1,296) 9,571 4,951 (828) (1,968)   Restructuring charges - - - - 7,365   Swap termination charges - - - - 2,040   COVID-19 related expenses(1) - 2,903 6,257 570 613   Tax effect of adjustments noted above(2) 241 (3,467) (2,065) 50 (1,443)   Net income with exclusions (non-GAAP) 37,436$ 11,015$ 29,363$ 29,812$ 38,131$   Diluted shares outstanding (average) 57,391,876 56,706,289 56,325,476 56,386,153 56,489,809   Diluted EPS (GAAP) 0.67$ 0.04$ 0.36$ 0.53$ 0.56$   Diluted EPS (adjusted) (non-GAAP) 0.65$ 0.20$ 0.52$ 0.53$ 0.68$   (1) See footnote 1 on slide 34 for an explanation of the types of expenses included in the COVID-19 related expenses line item.   (2) Tax effect is calculated based on the respective periods effective tax rate.

Reconciliation of Non-GAAP Disclosures   37   Return on Average Tangible Common Equity (Adjusted)   $ in thousands 4Q19 1Q20 2Q20 3Q20 4Q20   Net income (GAAP) 38,415$ 2,008$ 20,130$ 29,992$ 31,521$   Merger and conversion expense 76 - - - -   Debt prepayment penalties - - 90 28 3   MSR valuation adjustment (1,296) 9,571 4,951 (828) (1,968)   Restructuring charges - - - - 7,365   Swap termination charges - - - - 2,040   COVID-19 related expenses(1) - 2,903 6,257 570 613   Tax effect of adjustments noted above(2) 241 (3,467) (2,065) 50 (1,443)   Net income with exclusions (non-GAAP) 37,436$ 11,015$ 29,363$ 29,812$ 38,131$   Amortization of intangibles 1,946 1,895 1,834 1,733 1,659   Tax effect of adjustment noted above(2) (383) (527) (335) (374) (297)   Tangible net income with exclusion (non-GAAP) 38,999$ 12,383$ 30,862$ 31,171$ 39,493$   Average shareholders' equity (GAAP) 2,131,342$ 2,105,143$ 2,101,092$ 2,119,500$ 2,132,375$   Intangibles 977,506 975,933 974,237 972,394 970,624   Average tangible shareholders' equity (non-GAAP) 1,153,836$ 1,129,210$ 1,126,855$ 1,147,106$ 1,161,751$   Return on Average Equity (GAAP) 7.15% 0.38% 3.85% 5.63% 5.88%   Return on Average Tangible Common Equity (Adjusted) (non-GAAP) 13.41% 4.41% 11.01% 10.81% 13.52%   (1) See footnote 1 on slide 34 for an explanation of the types of expenses included in the COVID-19 related expenses line item.   (2) Tax effect is calculated based on the respective periods effective tax rate.

Reconciliation of Non-GAAP Disclosures   Core Net Interest Income (FTE) and Core Net Interest Margin   38   $ in thousands 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Net interest income (FTE) (GAAP) 110,856$ 108,316$ 107,457$ 107,885$ 110,024$   Less:   Net interest income collected on problem loans 152 218 384 282 128   Accretable yield recognized on purchased loans 6,661 5,469 4,700 4,949 4,130   Interest income on PPP loans - - 5,886 7,449 10,271   Core net interest income (FTE) (non-GAAP) 104,043$ 102,629$ 96,487$ 95,205$ 95,495$   Total average earning assets 11,277,000$ 11,609,477$ 12,776,644$ 13,034,422$ 13,059,967$   Less:   Average PPP loans - - 866,078 1,305,229 1,252,990   Adjusted total average earning assets (non-GAAP) 11,277,000$ 11,609,477$ 11,910,566$ 11,729,193$ 11,806,977$   Net interest margin (GAAP) 3.90% 3.75% 3.38% 3.29% 3.35%   Core net interest margin (non-GAAP) 3.66% 3.56% 3.26% 3.23% 3.22%

Reconciliation of Non-GAAP Disclosures   Core Loan Yield   39   $ in thousands 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Loan interest income (FTE) (GAAP) 121,752$ 118,741$ 113,727$ 112,764$ 113,457$   Less:   Net interest income collected on problem loans 152 218 384 282 18   Accretable yield recognized on purchased loans 6,661 5,469 4,700 4,949 4,130   Interest income on PPP loans - - 5,886 7,449 10,271   Adjusted loan interest income (FTE) (non-GAAP) 114,939$ 113,054$ 102,757$ 100,084$ 99,038$   Total average loans 9,457,658$ 9,687,285$ 10,616,147$ 11,041,684$ 11,019,505$   Less:   Average PPP loans - - 866,078 1,305,229 1,252,990   Adjusted total average loans (non-GAAP) 9,457,658$ 9,687,285$ 9,750,069$ 9,736,455$ 9,766,515$   Loan yield (GAAP) 5.11% 4.93% 4.31% 4.06% 4.10%   Core loan yield (non-GAAP) 4.82% 4.69% 4.24% 4.09% 4.03%

Reconciliation of Non-GAAP Disclosures   Adjusted Efficiency Ratio   40   $ in thousands Q4 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Net interest income (FTE) (GAAP) 110,856$ 108,316$ 107,457$ 107,885$ 110,024$   Total noninterest income (GAAP) 37,456 37,570 64,170 70,928 62,864   Securities gains (losses) - - 31 - 15   MSR valuation adjustment 1,296 (9,571) (4,951) 828 1,968   Adjusted total noninterest income (non-GAAP) 36,160$ 47,141$ 69,090$ 70,100$ 60,881$   Total income (FTE) (non-GAAP) 147,016$ 155,457$ 176,547$ 177,985$ 170,905$   Total noninterest expense (GAAP) 95,552$ 115,041$ 118,285$ 116,510$ 122,152$   Amortization of intangibles 1,946 1,895 1,834 1,733 1,659   Merger-related expenses 76 - - - -   Debt prepayment penalty - - 90 28 3   Restructuring charges - - - - 7,365   Swap termination charges - - - - 2,040   Provision for unfunded commitments - 3,400 2,600 2,700 500   COVID-19 Related Expenses - 2,903 6,257 570 613   Adjusted total noninterest expense (non-GAAP) 93,530$ 106,843$ 107,504$ 111,479$ 109,972$   Efficiency Ratio (GAAP) 64.43% 78.86% 68.92% 65.16% 70.65%   Adjusted Efficiency Ratio (non-GAAP) 63.62% 68.73% 60.89% 62.63% 64.35%

Reconciliation of Non-GAAP Disclosures   Tangible Common Equity   41   $ in thousands 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020   Actual shareholders' equity (GAAP) 2,125,689$ 2,070,512$ 2,082,946$ 2,104,300$ 2,132,578$   Intangibles 976,943 975,048 973,214 971,481 969,823   Actual tangible shareholders' equity (non-GAAP) 1,148,746$ 1,095,464$ 1,109,732$ 1,132,819$ 1,162,755$   Actual total assets (GAAP) 13,400,618$ 13,890,550$ 14,897,207$ 14,808,933$ 14,929,666$   Intangibles 976,943 975,048 973,214 971,481 969,823   Actual tangible assets (non-GAAP) 12,423,675$ 12,915,502$ 13,923,993$ 13,837,452$ 13,959,843$   PPP Loans - - 1,281,278 1,307,972 1,128,703   Actual tangible assets exc. PPP loans (non-GAAP) 12,423,675$ 12,915,502$ 12,642,715$ 12,529,480$ 12,831,140$   Tangible Common Equity Ratio   Shareholders' equity to (actual) assets (GAAP) 15.86% 14.91% 13.98% 14.21% 14.28%   Effect of adjustment for intangible assets 6.61% 6.43% 6.01% 6.02% 5.95%   Tangible common equity ratio (non-GAAP) 9.25% 8.48% 7.97% 8.19% 8.33%   Effect of adjustment for PPP - - -0.81% -0.85% -0.73%   Tangible common equity ratio exc. PPP loans (non-GAAP) 9.25% 8.48% 8.78% 9.04% 9.06%

Reconciliation of Non-GAAP Disclosures   Tangible Book Value   42   $ in thousands (except share data) 2013 2014 2015 2016   Actual shareholders' equity (GAAP) 665,652$ 711,651$ 1,036,818$ 1,232,883$   Intangibles 304,330 297,330 474,682 494,608   Actual tangible shareholders' equity (non-GAAP) 361,322$ 414,321$ 562,136$ 738,275$   Tangible Book Value   Shares Outstanding 31,387,668 31,545,145 40,293,291 44,332,273   Book Value (GAAP) 21.21$ 22.56$ 25.73$ 27.81$   Tangible Book Value (non-GAAP) 11.51$ 13.13$ 13.95$ 16.65$   $ in thousands (except share data) 2017 2018 2019 2020   Actual shareholders' equity (GAAP) 1,514,983$ 2,043,913$ 2,125,689$ 2,132,578$   Intangibles 635,556 977,793 976,943 969,823   Actual tangible shareholders' equity (non-GAAP) 879,427$ 1,066,120$ 1,148,746$ 1,162,755$   Tangible Book Value   Shares Outstanding 49,321,231 58,546,480 56,855,002 56,200,487   Book Value (GAAP) 30.72$ 34.91$ 37.39$ 37.95$   Tangible Book Value (non-GAAP) 17.83$ 18.21$ 20.20$ 20.69$

Reconciliation of Non-GAAP Disclosures   Asset Quality Ratios excluding PPP loans   43   $ in thousands (except share data) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020   Total loans (GAAP) 9,689,638$ 9,769,377$ 10,997,304$ 11,084,738$ 10,933,647$   Less:   PPP loans - - 1,281,278 1,307,972 1,128,703   Adjusted total loans (non-GAAP) 9,689,638$ 9,769,377$ 9,716,026$ 9,776,766$ 9,804,944$   Loans 30-89 Days Past Due 37,668 45,524 9,675 16,644 26,286   Loans 30-89 Days Past Due / Total Loans 0.39% 0.47% 0.09% 0.15% 0.24%   Loans 30-89 Days Past Due / Total Loans excluding PPP 0.39% 0.47% 0.10% 0.17% 0.27%   Classified Loans 157,770 144,509 163,364 219,583 236,062   Classified Loans / Total Loans 1.63% 1.48% 1.49% 1.98% 2.16%   Classified Loans / Total Loans excluding PPP 1.63% 1.48% 1.68% 2.25% 2.41%   Nonperforming Loans 36,322 50,037 44,103 45,796 55,470   Nonperforming Loans / Total Loans 0.37% 0.51% 0.40% 0.41% 0.51%   Nonperforming Loans / Total Loans excluding PPP 0.37% 0.51% 0.45% 0.47% 0.57%   Allowance for Credit Losses on Loans 52,162 120,185 145,387 168,098 176,144   ACL / Total Loans 0.54% 1.23% 1.32% 1.52% 1.61%   ACL / Total Loans excluding PPP 0.54% 1.23% 1.50% 1.72% 1.80%

Reconciliation of Non-GAAP Disclosures   Asset Quality Ratios excluding PPP loans, continued   44   $ in thousands (except share data) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020   Total average loans (GAAP) 9,457,658$ 9,687,285$ 10,616,147$ 11,041,684$ 11,019,505$   Less:   Average PPP loans - - 866,078 1,305,229 1,252,990   Adjusted total average loans (non-GAAP) 9,457,658$ 9,687,285$ 9,750,069$ 9,736,455$ 9,766,515$   Total assets (GAAP) 13,400,618$ 13,890,550$ 14,897,207$ 14,808,933$ 14,929,666$   Less:   PPP loans - - 1,281,278 1,307,972 1,128,703   Adjusted total assets (non-GAAP) 13,400,618$ 13,890,550$ 13,615,929$ 13,500,961$ 13,800,963$   Nonperforming Assets 44,332 58,708 53,228 53,948 61,442   Nonperforming Assets / Total Assets 0.33% 0.42% 0.36% 0.36% 0.41%   Nonperforming Assets / Total Assets excluding PPP 0.33% 0.42% 0.39% 0.40% 0.45%   Net charge-offs 1,602 811 1,698 389 954   Annualized Net charge-offs / Average Loans 0.07% 0.03% 0.06% 0.01% 0.03%   Annualized Net charge-offs / Average Loans excluding PPP 0.07% 0.03% 0.07% 0.02% 0.04%

Investor Inquiries   45   C. Mitchell Waycaster   President and Chief Executive Officer   Kevin D. Chapman   Senior Executive Vice President,   Chief Operating Officer   James C. Mabry IV   Senior Executive Vice President,   Chief Financial Officer